UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 24, 2007

Genelabs Technologies, Inc.
(Exact name of registrant as specified in its charter)

California	0-19222	94-3010150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Penobscot Drive, Redwood City, California	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(650) 369-9500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Appointment of Frederick W. Driscoll as Chief Financial Officer

Genelabs Technologies, Inc. (the "Registrant") issued a press release announcing its appointment of Frederick W. Driscoll ("Mr. Driscoll"), age 57, as the new Chief Financial Officer of the Registrant beginning on November 1, 2007.  Mr. Driscoll joins the Registrant from Astraris, Inc., a start-up biotechnology company developing vascular-disrupting technology to treat solid tumors, where he served as Chief Financial Officer.  From 2000 to 2006, he was employed by OXiGENE, Inc., initially as Vice President of Finance and Operations and subsequently as President and Chief Executive Officer.  Previously Mr. Driscoll served as Senior Vice President of Finance and Operations for Collagenesis Corporation and Vice President of Finance over the Americas for Instrumentation Laboratory.

Pursuant to the terms of Mr. Driscoll’s offer letter executed on October 24, 2007, Mr. Driscoll will receive an initial base salary of $25,000 per month (equivalent to $300,000 per year).  In addition, he will receive a one-time bonus of $75,000, to be paid in two equal payments of $37,500 each, in lieu of relocation or other forms of financial assistance.  A portion of this bonus must be repaid if Mr. Driscoll resigns within 12 months of the date of his hire.  Mr. Driscoll also will be eligible, commencing in 2008, to participate in the Registrant’s Annual Bonus Plan, for which his targeted bonus level is currently 35% of base salary, taking into account performance criteria.  Furthermore, management will recommend to the Registrant’s Board of Directors that Mr. Driscoll receive a grant of options to purchase 200,000 shares of the Registrant’s common stock under the Registrant’s 2007 Omnibus Stock Incentive Plan.

As a full-time employee, Mr. Driscoll will be eligible for the Registrant’s standard employee benefit programs, including health, life and short- and long-term disability insurance, flexible benefits, Employee Stock Purchase Plan (ESPP) and 401(k) tax deferred savings plans.  Mr. Driscoll’s employment is to be “at will,” and as a condition to his employment he must sign a copy of the Registrant’s Employee Invention and Confidentiality Agreement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Offer Letter.

99.1	Press Release of Genelabs Technologies, Inc., dated October 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genelabs Technologies, Inc.
Date: October 30, 2007	By:	/s/ James A.D. Smith
	Name:	James A.D. Smith
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Offer Letter.

99.1	Press Release of Genelabs Technologies, Inc., dated October 30, 2007.